Exhibit 10.5(b)

       Schedule of 12% Secured Convertible Notes issued by NCT Group, Inc. to Carole Salkind during the three months ended March 31, 2006


                                                                    Conversion
       Issue Date           Due Date             Principal           Price (a)
       ----------           --------             ---------           ---------
        02/13/06            08/13/06            $ 652,655             $0.0100
                                              ---------------
                                                $ 652,655
                                              ===============


     (a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the two-day period comprised of the date of the note and the preceding date; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.